Filed Pursuant to Rule 497(e)
Registration No. 33-66262
GAMCO GLOBAL SERIES FUNDS, INC.
(the “COMPANY”)
The GAMCO Global Telecommunications Fund
The GAMCO Global Growth Fund
The GAMCO Global Opportunity Fund
The GAMCO Vertumnus Fund
(each a “Fund” and collectively, the “Funds”)
Supplement dated June 30, 2011
to the Statement of Additional Information (“SAI”) dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Funds, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the SAI to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G. distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the SAI for contacting the Funds have not changed.
The following information replaces similar information found in the “Investment Advisory and Other Services” section under the sub-heading “Distributor” on page 42:
To implement the Funds’ Rule 12b-1 Plans, each Fund has entered into an Amended and Restated Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of its shares on a best efforts basis.